UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2012

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-4141	13-1890974
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Paragon Drive

Montvale, New Jersey 07645

(Address of Principal Executive Offices, including Zip Code)

(201) 573-9700

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03. Bankruptcy or Receivership.

As previously reported, on December 12, 2010, The Great Atlantic & Pacific Tea Company, Inc. (the “Company”) and certain of its U.S. subsidiaries (the “Filing Subsidiaries” and, together with the Company, the “Debtors”) filed voluntary petitions for relief (the “Bankruptcy Filing”) under chapter 11 of title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York in White Plains (the “Bankruptcy Court”), which cases are being jointly administered under case number 10-24549. The Bankruptcy Filing was made in response to, among other things, the Company’s deteriorating liquidity and the challenges of successfully implementing additional financing initiatives and of obtaining necessary cost concessions from the Company’s business and labor partners, which was negatively impacting the Company’s ability to implement its previously announced turnaround strategy.

On February 28, 2012, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Debtors’ First Amended Joint Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code, dated February 17, 2012 (as so amended and supplemented, the “Plan”). Copies of the Plan and the Debtor’s Disclosure Statement for the Debtors’ Joint Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code, dated December 19, 2011, are filed as Exhibits 2.1 and 2.2 hereto, respectively, and are incorporated herein by reference. The Debtors plan to emerge from chapter 11 after satisfying the remaining conditions to effectiveness specified in the Plan and the Amended and Restated SPAs (as defined below). The date that all conditions to the effectiveness of the Plan have been satisfied or waived is referred to herein as the “Effective Date”.

The following is a summary of the material matters contemplated to occur either pursuant to or in connection with the confirmation and implementation of the Plan. This summary only highlights certain of the substantive provisions of the Plan (and, in relation thereto, the Amended and Restated SPAs) and is not intended to be a complete description of, or a substitute for a full and complete reading of, the Plan or the Amended and Restated SPAs. This summary is qualified in its entirety by reference to the full text of the Plan and the Amended and Restated SPAs. In the event of any inconsistency or discrepancy between a description in this summary and the terms and provisions of the Plan or the Amended and Restated SPAs, the terms and provisions of the Plan and the Amended and Restated SPAs, respectively, shall govern for all purposes.

Overall Structure of the Plan

The Plan contemplates the reorganization of the Company and the discharge of claims against and interests in the Company. As part of the Plan, the Debtors and the Investors (as defined below) entered into Amended and Restated SPAs, which are central to the Plan. Pursuant to the Amended and Restated SPAs, the Investors are providing a total new money cash investment of $490.0 million (the “New Money Commitment”) in the form of (i) new privately placed $210.0 million face value second lien notes due November 2017 (the “New Second Lien Notes”), to be purchased by the Investors at an aggregate purchase price equal to 95% of the face value, (ii) new privately placed $210.0 million face value convertible third lien notes due 2018 (the “New Convertible Third Lien Notes”), to be purchased by the Investors at the face value and (iii) a new privately placed $80.0 million investment in an aggregate of 800,000 shares of new common stock (the “New Equity”) in a newly formed company (“NewCo”), which will hold the Company as a wholly-owned subsidiary. In addition, Yucaipa (as defined herein) will acquire warrants to purchase New Equity representing 7% of the fully diluted common equity in NewCo at the time of the Effective Date and certain of the Investors will receive a Commitment Fee (see detailed discussion separately below).

Unless otherwise provided in the Plan or the Amended and Restated SPAs, the Company shall use the proceeds received from the New Money Commitment, together with proceeds from the Exit Facility (as defined below) and other funds held by the Debtors on the Effective Date, (i) to make cash distributions required by the Plan, (ii) to pay certain transaction expenses not previously paid, (iii) to pay other expenses of the chapter 11 cases, to the extent so ordered by the Bankruptcy Court, and (iv) for general corporate purposes.

Treatment of Claims

The Plan provides (subject to the specific terms of the Plan with respect to each class of claims), unless a holder of an allowed claim agrees to a different treatment, for the following treatment of allowed claims:

•	DIP Facility (as defined herein) claims will be satisfied in full in cash;

•	Allowed administrative and priority claims will be satisfied in full in cash, except for priority tax claims, which are treated in accordance with the Bankruptcy Code;

•	Allowed claims relating to the Company’s existing 11.375% Senior Secured Notes due August 1, 2015 will be satisfied in cash (except for the make-whole claim, which has been waived); and

•	Certain unsecured claims that are allowed may be eligible to receive contingent payments as set forth more fully on Exhibit 2 to the Confirmation Order.

Substantive Consolidation Settlement

The Plan provides for a settlement and compromise of the issues relating to whether the liabilities and assets of the Debtors should be substantively consolidated for purposes of distributions under the Plan. Pursuant to the substantive consolidation settlement set forth within the Plan, certain holders of allowed unsecured claims may receive a contingent recovery (as set forth more fully on Exhibit 2 to the Confirmation Order), and holders of allowed guaranteed landlord claims (in Class I under the Plan) and pension claims (in Class J under the Plan) may be eligible to receive enhanced recoveries as compared to the recoveries received by the other holders of allowed unsecured claims.

Amended and Restated Securities Purchase Agreements

On November 3, 2011, the Company entered into Amended and Restated Securities Purchase Agreements (the “SPAs”) to infuse the Company with $490.0 million new debt and equity investments from private investors comprised of (a) certain holders of the Company’s prepetition 5.125% unsecured convertible senior notes due in 2011, 6.75% unsecured convertible senior notes due in 2012 and 9.375% senior quarterly interest bonds due August 1, 2039 (such holders, the “Convertible Noteholders”), and (b) certain affiliates of The Yucaipa Companies LLC (“Yucaipa,” and with the Convertible Noteholders, the “Investors”). On December 6, 2011, the Bankruptcy Court entered an order authorizing the Company to execute and deliver to the Investors the SPAs. The SPAs were further amended by Amendment No. 1 to Amended and Restated Securities Purchase Agreements,

dated as of February 16, 2012, by and among the Company, the Filing Subsidiaries and each of the entities listed on Schedule I thereto (“Amendment No. 1” and, together with the SPAs, the “Amended and Restated SPAs”). The Bankruptcy Court entered an order approving Amendment No. 1 and the Amended and Restated SPAs on February 17, 2012.

Pursuant to the Amended and Restated SPAs, the Investors are providing a total new money cash investment of $490.0 million in the form of (i) New Second Lien Notes, (ii) New Convertible Third Lien Notes and (iii) New Equity.

Upon the Effective Date, the Company’s existing debtor-in-possession financing facility (the “DIP Facility”) is required to be refinanced with a similar facility that will be raised on market terms that are in form and substance as set forth in the Amended and Restated SPAs (the “Exit Facility”). The proceeds of the Exit Facility and the New Money Commitment, combined with the Company’s then existing cash on hand will provide the funding for the reorganization.

The consummation of the transactions contemplated by the Plan and the Amended and Restated SPAs (the “Closing”) is subject to the fulfillment of certain conditions precedent, set forth in the Amended and Restated SPAs, which include the following:

•

The Company shall have obtained an Exit Facility with terms and provisions substantially similar to, and no less favorable in any material respect to the Company than, those agreed between the Company and the Investors (as set forth in those certain exhibits to Amendment No. 1) and the closing and initial funding under the Exit Facility shall occur substantially concurrently with the Closing;

•

On the date of the Closing, (i) the aggregate amount of the Company’s unrestricted cash and cash equivalents, minus the sum of (a) any revolving loans in excess of $10.0 million to be outstanding under the Exit Facility immediately after the Closing and (b) the amount of cash in stores (as defined in the Exit Facility) and in-transit cash, shall be at least $28 million, calculated giving effect to the transactions occurring as of the Closing; and (ii) the excess availability under the Exit Facility shall be at least $75 million (with certain fees and expenses being deducted for purposes of determining cash and cash equivalents after giving effect to the transactions occurring as of the Closing);

•

The Company’s total revenue for the period running from (and including) the four week financial reporting period ending November 5, 2011 through the week ending immediately prior to the Effective Date shall be at least equal to 90% of the total revenue projections set forth within the Amended and Restated SPAs, subject to certain adjustments; and

•

The Company’s total gross profit for the period running from (and including) the four week financial reporting period ending November 5, 2011 through the closed financial reporting period ending immediately prior to the Plan Effective Date shall be at least equal to 90% of the total gross profit projections set forth within the Amended and Restated SPAs, subject to certain adjustments.

If the Closing occurs, the Company will pay certain of the Investors a commitment fee in the aggregate amount of $40.0 million, payable in the form of New Convertible Third Lien Notes (the “Commitment Fee”). As a result, the aggregate outstanding balance of the New Convertible Third Lien Notes after the transaction will be $250.0 million.

Directors and Officers of Reorganized A&P

On the Effective Date, the term of the current members of the board of directors of our Company shall expire, and a new board of the post-Effective Date entity, NewCo shall be appointed pursuant to the Plan and the Amended and Restated SPAs. The new board shall consist of seven directors, of whom at least five directors shall be persons designated by the Investors, one director shall be designated by certain of the Company’s unions, and one person shall be the Chief Executive Officer of NewCo. The composition of the new board was previously disclosed pursuant to a Plan supplement filed with the Bankruptcy Court on January 27, 2012 (as such Plan supplement may be amended or modified as filed with the Bankruptcy Court).

Management Equity Incentive Plan

Pursuant to the Plan, NewCo will establish a Management Equity Incentive Program, which will provide for, among other things, participation in an equity pool of up to 7.5% of fully diluted equity of NewCo allocated in the discretion of the board of directors of NewCo.

Pension

As of the Effective Date, NewCo shall continue the Company’s defined benefit plans (as specified in the Plan) in accordance with their terms, ERISA, and the Internal Revenue Code. The pension claims and all proofs of claims filed on account thereof shall be deemed withdrawn as of the Effective Date without any further action of the Debtors, NewCo or The Pension Benefit Guaranty Corporation, and without any further action, order, or approval of the Bankruptcy Court. The Plan provides that any other Executory Contracts and Unexpired Leases are deemed rejected.

Treatment of Executory Contracts and Unexpired Leases

The Plan provides that on the Effective Date, and pursuant to the terms and conditions of the Amended and Restated SPAs, in addition to those Executory Contracts and Unexpired Leases (each as defined in the Plan) previously assumed by the Debtors pursuant to a Final Order (as defined in the Plan) (and not otherwise subsequently rejected prior to the Effective Date), the Debtors (in consultation with the official committee of unsecured creditors and the administrative agent for the Debtors’ DIP Facility) shall assume all of the Executory Contracts and Unexpired Leases listed on the schedule of “Assumed Executory Contracts and Unexpired Leases” in the Plan supplement filed with the Bankruptcy Court (as such Plan supplement may be subsequently amended or modified) and otherwise identified for assumption pursuant to the Plan. The Plan provides that, except as otherwise provided therein, any other Executory Contracts and Unexpired Leases are deemed rejected.

Securities to be Issued under the Plan

On the Effective Date, the outstanding shares of the old common stock (which is outstanding on the date hereof and identified by CUSIP No. 390064103) of the Company will be cancelled. The authorized capital stock of the reorganized Company is expected to consist of 800,000,000 shares of New Equity, 800,000 of which will be issued to certain of the Investors.

As discussed above, on the Effective Date, NewCo will also issue: (i) $210 million face amount of privately placed New Second Lien Notes, (ii) $250 million face amount of privately placed New Convertible Third Lien Notes, and (iii) warrants to purchase New Equity representing 7% of the fully diluted common equity in NewCo at the time of the Effective Date.

Certain Information Regarding Assets and Liabilities of the Company

Information regarding the assets and liabilities of the Company as the most recent practicable date is hereby incorporated by reference to the Company’s quarterly report on Form 10-Q for the fiscal quarter ended December 3, 2011 filed with the Securities and Exchange Commission on January 17, 2012.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report includes forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our plans, strategies and prospects, both business and financial. Although we believe that our plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions including, without limitation, the factors described under “Risk Factors” from time to time in our filings with the Securities and Exchange Commission (“SEC”). Many of the forward-looking statements contained in this Current Report may be identified by the use of forward-looking words such as “believe,” “expect,” “anticipate,” “should,” “plans,” “will,” “may,” “intend,” “estimated,” “aim,” “on track,” “target,” “opportunity” and “potential,” among others. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this Current Report are set forth in other reports or documents that we file from time to time with the SEC, including our quarterly reports on Form 10-Q filed in 2011 and 2012 and our most recent annual report on Form 10-K filed in 2011 and include, but are not limited to:

•	the completion of the Company’s restructuring, including the outcome and impact on our business of the proceedings under chapter 11 of the Bankruptcy Code;

•	the ability of the Company to satisfy closing conditions under the Amended and Restated SPAs, the Plan and related documents;

•

the availability and access, in general, of funds to meet our debt obligations and to fund our operations and necessary capital expenditures, either through cash on hand, cash flows from operating activities, further borrowings or other sources and, in particular, our ability to fund debt obligations (by dividend, investment or otherwise) to the applicable obligor of such debt;

•

our ability to comply with all covenants in our indentures and credit facilities, any violation of which, if not cured in a timely manner, could trigger a default of our other obligations under cross-default provisions; and

•	our ability to repay debt prior to or when it becomes due and/or successfully access the capital or credit markets to refinance that debt through new issuances, exchange offers or otherwise.

All forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by this cautionary statement. We are under no duty or obligation to update any of the forward-looking statements after the date of this Current Report.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1	Debtors’ First Amended Joint Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code, dated February 17, 2012.

2.2	Debtors’ Disclosure Statement for the Debtors’ Joint Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code, dated December 19, 2011 (incorporated by reference from Exhibit T3E-2 to the Form T-3 filed with the SEC on January 13, 2012).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.

Date: March 5, 2012	By:	/s/ Christopher W. McGarry
	Name:	Christopher W. McGarry
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Debtors’ First Amended Joint Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code, dated February 17, 2012.

2.2	Debtors’ Disclosure Statement for the Debtors’ Joint Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code, dated December 19, 2011 (incorporated by reference from Exhibit T3E-2 to the Form T-3 filed with the SEC on January 13, 2012).

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